SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 28,1999

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Internet HOLDRs SM Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

                               Page 1 of 5 pages.
                      The Exhibit Index appears at Page 4.

Item 5.  Other Events

         On October 28, 1999, America Online, Inc., one of the underlying securities of the Internet HOLDRs SM, announced that its board of directors declared a two-for-one stock split on its common stock. On November 22, 1999 shareholders received one additional share for every share they owned of record on November 8, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         (99) Internet HOLDRs SM Trust Prospectus Supplement dated December 1, 1999 to Prospectus dated September 22, 1999.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date:  December 1, 1999       By:      /s/ Stephen G. Bodurtha
                                       -----------------------------------------
                                       Name:    Stephen G. Bodurtha
                                       Title:   Attorney-in-Fact




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


                                  EXHIBIT INDEX

                                                              Sequential
Number and Description of Exhibit                             Page Number
------------------------------------------                    -----------

(99) Internet HOLDRs SM Trust Prospectus                        Pg. 5
Supplement dated December 1, 1999 to
Prospectus dated September 22, 1999.

                                                                     Exhibit  99

PROSPECTUS SUPPLEMENT
(To Prospectus dated September 22, 1999)

1,000,000,000 Depositary Receipts
Internet HOLDRs SM Trust



                                     [LOGO]



         This prospectus supplement amends and supplements certain information contained in the prospectus dated September 22, 1999 relating to the sale of up to 1,000,000,000 depositary receipts by Internet HOLDRs SM Trust.

         The disclosure set forth in the accompanying prospectus on page A-1 with respect to America Online, Inc. shall be supplemented with the following:
On October 28, 1999, America Online, Inc., one of the underlying securities of the Internet HOLDRs SM, announced that its board of directors declared a two-for-one stock split on its common stock. On November 22, 1999 shareholders received one additional share for every share they owned of record on November 8, 1999. The stock prices in the table on page A-1 have not been adjusted to account for this stock split.

         The disclosure set forth in the table on page 8 of the accompanying prospectus with respect to America Online, Inc. is amended to reflect that the post-stock split share amount of America Online, Inc. represented by a round-lot of 100 Internet HOLDRs SM is 42.







The date of this prospectus supplement is December 1, 1999.


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